UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 24, 2005
                                                           ---------------------
                                                           (June 27, 2005)
                                                           ---------------------


                                    SYMS CORP
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             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
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  (Commission File Number)                    (IRS Employer Identification No.)


        Syms Way, Secaucus, NJ                            07094
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(Address of Principal Executive Offices)                (Zip Code)


                                 (201) 902-9600
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               (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report )

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02   Results of Operations and Financial Condition.

     On June 24, 2005, Syms Corp (the "Company") issued a press release regarding its results of operations for the fiscal quarter ended May 28, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release of the Company, dated June 24, 2005.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SYMS CORP


                                 By: /s/ Antone F. Moreira
                                     ------------------------
                                     Name:  Antone F. Moreira
                                     Title: Vice President, Chief Financial
                                            Officer

Date: June 27, 2005

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                                  EXHIBIT INDEX

Exhibit Number         Description
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99.1                   Press Release of Syms Corp, dated June 24, 2005.